EXHIBIT 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 302 OF THE
 SARBANES-OXLEY ACT OF 2002

I, Randall M. Robey, Sr. Vice-President and Chief Financial Officer of WSB Holdings, Inc. (“WSB”), certify that:

1.               I have reviewed this transition report on Form 10-Q of WSB;

2.         Based on my knowledge, this transition report does not contain any untrue statement of a material fact or omit to   state a material fact necessary to make the statements made, in light of the circumstances under which such         statements were made, not misleading with respect to the period covered by this transition report;

3.               Based on my knowledge, the financial statements, and other financial information included in this transition report, fairly present in all material respects the financial condition, results of operations and cash flows of WSB as of, and for, the periods presented in this transition report;

4.               WSB’s other certifying officer and I are responsible for establishing and maintaining disclosure controls andprocedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and we have:

a)        designed such disclosure controls and procedures, or caused such disclosure controls and procedures to  be designed under our supervision to ensure that material information relating to WSB, including its      consolidated subsidiaries, is made known to us by others within those entities, particularly during the     period in which this quarterly report is being prepared;

b)             evaluated the effectiveness of WSB’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c)              disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.               WSB’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting to WSB’s auditors and the audit committee of WSB’s board of directors (or persons performing the equivalent function):

a)              all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect WSB’s ability to record, process, summarize and report financial data; and

b)             any fraud, whether or not material, that involves management or other employees who have a significant role in WSB’s internal control over financial reporting.

Date: February 13, 2008	By:	/s/ Randall M. Robey
Randall M. Robey
Sr. Vice President
and Chief Financial Officer